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                                 EXHIBIT INDEX

Exhibit Number                      Exhibit

  4.       (a)  The Variable Rate Indenture dated October 31, 1984
                between the registrant and The First National Bank of Gainesville, Trustee. (Incorporated by reference to Exhibit 4(a) to the registrant's Registration Statement No. 2-94191.)

           (b)  Form of Variable Rate Subordinated Debenture.
                (Incorporated by reference to Exhibit 4(b) to the registrant's Registration Statement on Form S-2,
                Registration No. 33-25180.)

           (c) Agreement of Resignation, Appointment and Acceptance dated as of May 28, 1993 between the registrant, The First National Bank of Gainesville, and Columbus Bank and Trust Company. (Incorporated herein by reference to Exhibit 4(c) to the registrant's Post Effective Amendment No. 1, dated June 8, 1993, to the Registration Statement on Form S-2, Registration No. 33-49151.)

           (d)  Modification of Indenture dated March 29, 1995.
                (Incorporated herein by reference to Exhibit 4(b) to the registrant's Form 10-K for the year ended
                December 31, 1994, No. 2-27985.)

 10.       (a)  Credit Agreement dated May, 1993 between the
                registrant and SouthTrust Bank of Georgia, N.A.. (Incorporated by reference to Exhibit 10(a) to the registrant's Form 10-K for the year ended December 31,1993, No. 2-27985.)

           (b) Revolving Credit Agreement dated October 1, 1985 as amended November 10, 1986; March 1,1988; August 31, 1989 and May 1, 1990, among the registrant and the banks named therein, (Incorporated by reference to Exhibit 10 to the registrant's Form SE dated November 9, 1990.)

           (c) Fifth Amendment to Revolving Credit Agreement dated April 23, 1992. (Incorporated by reference to
                Exhibit 10(c) to the Registrant's Form SE dated
                November 5, 1992.)

           (d) Sixth Amendment to Revolving Credit Agreement dated July 20, 1992. (Incorporated by reference to Exhibit 10(d) to the Registrant's Form SE dated November 5, 1992.)

           (e) Seventh Amendment to Revolving Credit Agreement dated June 20, 1994. (Incorporated by reference to Exhibit 10(e) to the registrant's Registration Statement on from S-2, Registration No. 33-56299.)

 11. Computation of Earnings per Share is self-evident from the Consolidated Statement of Income and Retained Earnings in the Registrant's Annual Report to Security Holders for the fiscal year ended December 31, 1994. (Incorporated by reference to exhibit 11 to the registrant's Form 10-K for the year ended December 31, 1994.)
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 12.  Computation of Ratio of Earnings to Fixed Charges

 13.       (a)  Annual Report to the securities holders for the year
                ended December 31, 1994. (Incorporated by reference to Exhibit 13 to the registrant's Form 10-K for the year ended December 31, 1994, No. 2-27985.)

           (b) Form 10-Q for the period ended September 30, 1995. (Incorporated by reference to registrant's Form 10-Q for the period ended September 30, 1995, No. 2-
                27985.)

 23.  (a)  Consent of Arthur Andersen LLP

 24.  Power of Attorney (included on signature page, hereto)

 25. Form T-1 as to the eligibility and qualification of Synovus Trust Company, Trustee, under the indenture dated as of October 31, 1984 (modified March 29, 1995) between the registrant and Synovus Trust Company, an affiliate of Columbus Bank and Trust Company.

 25.1-P A copy of the Charter and/or Articles of Incorporation of the Trustee. (Incorporated by reference to Exhibit 25.1 of the registrant's Form SE dated June 8, 1993, filed pursuant to continuing hardship exemption.)

 25.1-1 A copy of the Charter and/or Articles of Incorporation of the Synovus Trust Company.

 25.4-P Copy of the bylaws of Columbus Bank and Trust Company, as now in effect. (Incorporated by reference to Exhibit 25.4 of the registrant's Form SE dated June 8, 1993, filed pursuant to continuing hardship exemption.)

 25.4-1 Copy of the bylaws of SynovusTrust Company, as now in effect.
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